UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 28, 2004



                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                on behalf of the
                        GMACM Home Loan Trust 2004-HLTV1
             (Exact name of registrant as specified in its charter)

            Delaware                    333-117232             41-1955181
  ----------------------------     --------------------    --------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)

           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (952) 857-7000
                                                           ----- --------
                                            N/A
--------------------------------------------------------------------------------
                    (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 -- OTHER EVENTS

ITEM 8.01.     OTHER EVENTS.

        The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and to their being referred to as "experts" in the Prospectus Supplement relating to GMACM Home Loan-Backed Term Notes, Series 2004-HLTV1, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

        In addition, the unaudited financial statements of FGIC as of June 30, 2004 and for the three-month and six-month periods ended June 30, 2004 and 2003 are attached hereto as Exhibit 99.2.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(C).  EXHIBITS.

        Exhibits (execution copies). The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

        23.1   Consent of KPMG LLP.

        23.2   Consent of Ernst & Young LLP.

        99.1 Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.

        99.2 Financial statements of FGIC as of June 30, 2004, and for the three-month and six-month periods ended June 30, 2004 and 2003.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:  /s/ Patricia C. Taylor
                                                 -------------------------------
                                                Name:   Patricia C. Taylor
                                                Title:  Vice President



Dated:  September 28, 2004




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                                  Exhibit Index


Exhibit

23.1 Consent of KPMG LLP.

23.2 Consent of Ernst & Young LLP.

99.1 Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.

99.2 Financial statements of FGIC as of June 30, 2004, and for the three-month and six-month periods ended June 30, 2004 and 2003.

                                Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company:

We consent to the use of our report dated February 14, 2003 on the predecessor basis financial statements of Financial Guaranty Insurance Company as of December 31, 2002, and for each of the years in the two-year period ended
December 31, 2002, included in the Form 8-K of Residential Asset Mortgage Products, Inc. (the "Registrant"), which is incorporated by reference in the Registrant's registration statement (No. 333-117232), and to the reference to our firm under the heading "Experts" in the Prospectus Supplement relating to the GMACM Home Loan-Backed Term Notes, Series 2004-HLTV1.



                                                              /s/KPMG LLP
                                                              ------------
                                                                 KPMG LLP



New York, New York
September 23, 2004

                                  Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of GMACM Home Loan Trust 2004-HLTV1 for the registration of GMACM Home Loan-Backed Term Notes, Series 2004-HLTV1 in the registration statement on Form S-3 (No. 333-117232) and to the incorporation by reference therein of our report dated February 20, 2004, with respect to the financial statements of Financial Guaranty Insurance Company appearing in the Form 8-K of Residential Asset Mortgage Products, Inc. dated September 28, 2004, filed with the Securities and Exchange Commission.



                                             /s/ Ernst & Young LLP



New York, New York
September 23, 2004


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                                  Exhibit 99.1



                                [see attachment]

                                  Exhibit 99.2



                                [see attachment]

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